UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 21, 2005
                               ------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                     0-26028               22-2671269

(State or Other Jurisdiction of (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act. (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act. (17 240.13e-4(c))

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01   Changes in Registrant's Certifying Accountant.

     On September 21, 2005, Imaging Diagnostic Systems, Inc. (The "Company") dismissed Margolies, Fink and Wichrowski as its independent registered public accounting firm. Margolies, Fink and Wichrowski and its predecessor firm, Margolies and Fink, had been the independent public accounting firm for and audited the financial statements of Imaging Diagnostic Systems, Inc. for eleven years beginning with the fiscal year ended June 30, 1995 and ending with the fiscal year ended June 30, 2005. The reports of Margolies, Fink and Wichrowski on the financial statements of Imaging Diagnostic Systems, Inc. for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit for the two most recent fiscal years and in connection with Margolies, Fink and Wichrowski's review of the subsequent interim periods preceding dismissal on September 21, 2005, there have been no disagreements between Imaging Diagnostic Systems, Inc. and Margolies, Fink and Wichrowski on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Margolies, Fink and Wichrowski would have caused Margolies, Fink and Wichrowski to make reference in their report on Imaging Diagnostic Systems, Inc.'s financial statements for these fiscal years or interim periods. During the two most recent fiscal years and prior to the date hereof, Imaging Diagnostic Systems, Inc. had no reportable events (as defined in Item 304(a) (1) of Regulation S-K).

     Margolies, Fink and Wichrowski has furnished Imaging Diagnostic Systems, Inc. with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

     The decision to change auditors was made by the Audit Committee of the Board of Directors. The selection of Sherb & Co., LLP to serve as the Company's independent registered public accounting firm was made by the Audit Committee and their appointment was approved by Imaging Diagnostic Systems, Inc.'s Board of Directors. The Company will file an 8-K report upon the signing of an engagement letter with Sherb & Co., LLP.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

            (c) Exhibits

Exhibit No.   Description of Exhibits

16.1 Letter from Margolies, Fink and Wichrowski, Certified Public Accountants to the Securities and Exchange Commission dated September 21, 2005


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated September 22, 2005


                                      /s/ Allan L. Schwartz
                                      ---------------------
                                      By: Allan L. Schwartz
                                      Executive Vice President
                                      Chief Financial Officer